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                                                                   EXHIBIT 10.13

                          LOCK-UP/LEAK-OUT AGREEMENT

     THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the 14th day of December 1999, by and among Safeguard Scientifics (Delaware), Inc., a Delaware corporation with an address at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087-1945 ("SSI"), Safeguard 97 Capital L.P., a Delaware limited partnership with an address at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087-1945 ("S97"), Safeguard 98 Capital L.P., a Delaware limited partnership with an address at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087-1945 ("S98"), Safeguard 99 Capital L.P., a Delaware limited partnership with an address at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087-1945 ("S99" and collectively with SSI, S97 and S98, "Safeguard"), Mirage Technologies Limited Partnership, a Massachusetts limited partnership with an address at 331 Dudley Road, Newton, MA 02459 ("MTLP"), Robert Verratti, an individual with an address at 100 Gray's Lane, Unit 200, Haverford, PA 19041 ("RV"), Duane S. Jenson, an individual with an address at 5525 South 9th East, #110, Salt Lake City, UT 84117 ("DJ"), Jenson Services, a Utah corporation with an address at 5525 South 9th East, #110, Salt Lake City, UT 84117 ("Services" and, collectively with DJ, "Jenson"), Leonard W. Burningham, an individual with an address at Suite 205 Hermes Building, 455 East Fifth South, Salt Lake City, UT 84111 ("LWB"), Briar Creek Investment LLC, a ________ limited liability company, with an address at 119 Constoga Road, Bryn Mawr, PA 19010 ("Briar Creek"), MG Securities Group, Inc., a Texas corporation with an address at 900 Jackson Street, Suite 450, Dallas, TX 75202 ("MG") and Lifef/x, Inc., formerly known as Fin Sports U.S.A., Inc. (the "Company"). SSI, S97, S98, S99, MTLP, RV, DJ, Services, LWB, Briar Creek and MG are sometimes collectively referred to herein as the "Shareholders" and each, a "Shareholder"), as the Shareholders of record of certain shares of common stock, $.001 par value per share (the "Common Stock"), of the Company.

                               R E C I T A L S :

     WHEREAS, the Company, PTM Acquisition Corp., and Pacific Title/Mirage, Inc. are parties to that certain merger agreement dated December 14, 1999 (the "Merger Agreement"), a copy of which is annexed hereto and incorporated herein by this reference; and

     WHEREAS, LWB is the record owner of 117,100 shares of the Common Stock; and

     WHEREAS, RV is the record owner of 349,998 shares of the Common Stock; and

     WHEREAS, Safeguard is the record owner of 4,452,440 shares of the Common Stock; and

     WHEREAS, MTLP is the record owner of 6,824,979 shares of the Common Stock; and

     WHEREAS, Jenson is the record owner of 1,301,734 shares of the Common Stock; and

     WHEREAS, Briar Creek is the record owner of 195,166 shares of the Common Stock; and
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     WHEREAS, MG is entitled to purchase 100,000 shares of Common Stock underlying the warrants issued to it pursuant to the Merger Agreement ; and

     WHEREAS, in order to facilitate the consummation of the transactions contemplated by the Merger Agreement and an orderly market for the Common Stock of the Company subsequent to the reorganization contemplated by the merger, the undersigned desire to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Common Stock, all on the terms set forth below.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Notwithstanding anything to the contrary contained in this Agreement,
(a) any Shareholder may transfer all or any part of its shares of Common Stock,
(i) to its affiliates, its partners if such Shareholder is a partnership, its shareholders if such Shareholder is a corporation, its members if such Shareholder is a limited liability company, its spouse, lineal ancestors or descendants or extended family members or to any trust for estate planning purposes or (ii) with the written consent of the holders of the majority of shares of Common Stock subject to this Agreement; provided that, in each case, the transferee (or the legal representative of the transferee) executes an agreement to be bound by all of the terms of this Agreement, and (b) DJ and Services shall have the right to transfer shares of Common Stock to Savage Holdings, Inc. ("SHI") provided that SHI acknowledges its agreement to be bound by the restrictions contained herein.

     2. Except as otherwise expressly provided herein and except as each Shareholder may be otherwise restricted from selling shares of Common Stock ("Shares"), each Shareholder may only sell Shares subject to the following conditions in relation to the sale of said Shares prior to the effective date of a registration statement (other than in connection with a merger or employee benefit plans pursuant to Forms S-4 or S-8) pertaining to the Company's Common Stock (the "Registration Statement").

          2.1 No Shareholder other than DJ, Services, Briar Creek and LWB may sell any Shares. For purposes of the restrictions contained in this Section 2, DJ, Services, Briar Creek and LWB shall collectively be considered one Shareholder.

          2.2 Each Shareholder shall be allowed to sell Shares in blocks of 5,000 Shares or less per transaction.

          2.3 The Shares may only be sold at the "offer" or "ask" price stated by the relevant market maker. Each Shareholder agrees that it will not sell Shares at the "bid" price.

          2.4 After a Shareholder sells 5,000 Shares, such Shareholder may not sell any other Shares unless the "offer" or "ask" price of the Common Stock increases by 25 basis points above such Shareholder's last sale price. However, if the foregoing condition has been satisfied, the sale of the next 5,000 Shares may take place at a price less than such Shareholder's last sale price plus 25 basis points. (For example, a Shareholder sells 5,000 Shares at a price of 10 1/2. If

                                       2
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the "ask" price then increases to 10 3/4, the Shareholder may sell an additional
5,000 Shares and such sale may occur at a price less than 10 3/4).

          2.5 Notwithstanding the foregoing, if, after a Shareholder sells 5,000 Shares, a market maker in the Common Stock (other than the market maker involved in the first transaction) continues to show an "offer" or "ask" price at the same price as the first 5,000 Share transaction, the Shareholder may, on one occasion only, sell an additional 5,000 Shares at that price.

          2.6  The Shares may not be sold at a price below $7.50 per share.

          2.7 Each Shareholder shall be allowed to sell up to fifteen (15%) percent of its Shares held as of the date hereof during each three month period; provided, however, that in the event any Shareholder does not sell its full 15% during any three-month period, such Shareholder may sell the Pre-Effective Date Carry Forward Shares (as defined below) during the following three-month periods prior to the Effective Date. Pre-Effective Date Carry Forward Shares shall be defined, for any three month period, as the difference between 15% of the Shares held as of the date hereof and the Shares actually sold during such three-month period.

          2.8 The Shareholders agree that they will not engage in any short selling of the Shares.

     3. Upon the effective date of the Registration Statement (the "Effective Date"), the provisions contained in Section 2 hereof shall cease to be binding. Upon the Effective Date, each Shareholder shall be allowed to sell up to ten (10%) percent of its Shares as of the Effective Date during each three-month period; provided, however, that in the event any Shareholder does not sell its full 10% during any three-month period, such Shareholder may sell the Post-Effective Date Carry Forward Shares (as defined below) during the following three-month periods. Post-Effective Date Carry Forward Shares shall be defined, for any three month period, as the difference between 10% of the Shares held as of the Effective Date and the Shares actually sold during such three-month period.

     4. Each Shareholder agrees that all of its Shares are covered by all of the restrictions hereunder, whether such Shares are owned on the date hereof or are hereafter acquired (whether by issuance, transfer, upon exercise of any warrants or options currently held by such Shareholder or otherwise).

     5. This Agreement shall terminate eighteen months from the Effective Time of the Merger (as defined in the Merger Agreement), and thereafter all provisions contained herein shall cease and be of no further force or effect.

     6. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.

     7. In the event of a tender offer to purchase all or substantially all of the Company's issued and outstanding securities, or a merger, consolidation or other reorganization with or into

                                       3
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an unaffiliated entity, this Agreement shall terminate and the Shares restricted pursuant hereto shall be released from such restrictions if the requisite number of the record and beneficial owners of the Company's securities then outstanding are voted in favor of such tender offer, merger, consolidation or reorganization.

     8. Except as otherwise provided in this Agreement, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Shares, including the right to vote the Shares for any and all purposes.

     9. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of Common Stock.

     10. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

     11. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

     12. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

     13. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within said State.

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     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this
Agreement as of the day and year first above written.


                              SAFEGUARD SCIENTIFICS (DELAWARE), INC.


                              By: /s/ Steve Rosard
                                 ----------------------------------------
                                 Name:  Steve Rosard
                                      -----------------------------------
                                 Title: Vice President
                                       ----------------------------------

                              SAFEGUARD 97 CAPITAL L.P.


                              By: Safeguard Scientifics (Delaware), Inc.
                                 ----------------------------------------
                                  General Partner
                                  By:  /s/ Steve Rosard
                                     ------------------------------------
                                  Its: Vice President
                                      -----------------------------------

                              SAFEGUARD 98 CAPITAL L.P.


                              By: Safeguard (Delaware), Inc.
                                 ----------------------------------------
                                  General Partner
                                  By:  /s/ Steve Rosard
                                     ------------------------------------
                                  Its: Vice President
                                      -----------------------------------

                              SAFEGUARD 99 CAPITAL L.P.


                              By: Safeguard (Delaware), Inc.
                                 ----------------------------------------
                                  General Partner
                                  By:  /s/ Steve Rosard
                                     ------------------------------------
                                  Its: Vice President
                                      -----------------------------------

                              MIRAGE TECHNOLOGIES LIMITED PARTNERSHIP


                              By: Mirage Technologies, Inc.
                                  General Partner
                                  By:  /s/ Michael Rosenblatt
                                     ------------------------------------
                                  Its: Co-President
                                      -----------------------------------

                                /s/ Robert Verratti
                              -------------------------------------------
                              ROBERT VERRATTI

                         [LOCK-UP/LEAK-OUT AGREEMENT]
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                               /s/ Duane S. Jenson
                              ______________________________________
                              Duane S. Jenson


                              JENSON SERVICES
                              By: /s/ Duane S. Jenson
                                 ___________________________________
                                  Name:  Duane S. Jenson
                                        _____________________________

                                  Title:  President
                                        _____________________________

                               /s/ Leonard W. Burningham
                              ______________________________________
                              Leonard W. Burningham

                              BRIAR CREEK INVESTMENT LLC
                              By: /s/ Illegible
                                  ___________________________________
                                  Name:
                                        _____________________________
                                  Title: Manager Member
                                        _____________________________


                              MG SECURITIES GROUP, INC.
                              By: /s/ Michael Anderson
                                  ___________________________________
                                  Name:  Michael Anderson
                                        _____________________________
                                  Title:     President
                                        _____________________________


                              FIN SPORTS U.S.A., INC.
                              By: /s/ Wayne Bassham
                                  ___________________________________
                                  Name:  Wayne Bassham
                                        _____________________________
                                  Title:     President
                                        _____________________________

                         [LOCK-UP/LEAK-OUT AGREEMENT]